                                                                    Exhibit 99.1

                             TRUSTEE'S DISTRIBUTION STATEMENT

   THE                      TO THE HOLDERS OF:
BANK OF                     Corporate Band-Backed Certificates
     NEW                    Series 1998-ADM-1
  YORK                      Class A-1 Certificates
                                 CUSIP NUMBER: 219-87H-AS4

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending December 16,2002

INTEREST ACCOUNT
Balance as of          June 17, 2002                                                                        $0.00
      Schedule Income received on securities......................                                  $2,285,681.25
      Unscheduled Income received on securities...................                                          $0.00
      Schedule Interest received from Swap Counterparty...........                                          $0.00
      Unscheduled Interest received from Swap Counterparty........                                          $0.00
      Interest Received on sale of Securties......................                                          $0.00
LESS:
      Distribution to Beneficial Holders.......................... $1,435,740.00
      Distribution to Swap Counterparty...........................         $0.00
      Trustee Fees................................................     $2,250.00
      Fees allocated for third party expenses.....................       $750.25
Balance as of          December 16, 2002                                Subtotal                      $846,941.00


PRINCIPAL ACCOUNT
Balance as of          June 17, 2002                                                                        $0.00
      Scheduled Principal payment received on securities..........                                          $0.00
      Principal received on sale of securities....................                                          $0.00
LESS:
      Distribution to Beneficial Holders..........................   $846,941.00
      Distribution to Swap Counterparty...........................         $0.00
Balance as of          December 16, 2002                                Subtotal                      $846,941.00
                                                                         Balance                            $0.00

               UNDERLYING SECURITIES HELD AS OF:    December 16, 2002
                          $65,775,000 6.95% Debentures
                               due 2097 issued by
                         Archer-Daniels-Midland Company